ANNUAL REPORT

JAPAN FUND

OCTOBER 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
JAPAN FUND
----------
o Japan's persistently haggard economy and its troubled banking system again weighed heavily on market activity.
o Fund results for the six months reflected this ongoing weakness, and its one-year return was depressed further by a falling yen.
o Technology, telecommunications, and banking remained trouble spots, though brokerages and some consumer companies did well.
o We see signs that economic pressures will help spur more dramatic political and corporate reforms.

REPORTS ON THE WEB
------------------
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account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS
-------------------
     Headwinds, including weaker economic growth and corporate earnings, pushed the Japanese market down over the six months ending October 31, 2001. Declining consumer or corporate spending depressed many sectors, such as technology, media, banking, and capital goods. More domestically oriented areas where spending remained more stable, such as utilities, health care, and consumer staples, were more resilient.


PERFORMANCE COMPARISON
----------------------
Periods Ended 10/31/01           6 Months      12 Months
---------------------------------------------------------
Japan Fund                        -23.49%       -36.45%
TSE First Section Index           -21.76        -31.52
TSE Second Section Index          -11.65        -23.59
Lipper Japanese
Funds Average                     -25.05        -35.60

     Your fund was not spared the damage, falling more than 20% for the six months. Weakness was broad-based: our stakes in bank, telecom, and technology stocks fell sharply, while utilities, pharmaceuticals, and real estate held up best. These results were disappointing, though we were able to outperform the fund's Lipper peer group by significantly underweighting positions in many large technology stocks and by renewing our focus on sustainable growth for the duration of the country's economic downturn. Over the full year, significant positions in technology, telecommunications, and mid-cap growth stocks--hardest hit during the late 2000 and early 2001 market slides--caused the fund to trail its benchmarks.

MARKET REVIEW
-------------
POLITICS AND ECONOMY
--------------------
     The reform-minded government of Prime Minister Junichiro Koizumi started with gusto and real promise at the beginning of the period, while enjoying an unprecedented level of public support. Koizumi's cabinet appointments in early May did not reward political factions and their leaders, but placed key reformers in important ministerial positions. The Foreign Ministry became an early target as it was embroiled in a prolonged scandal of gross mismanagement and the wide-reaching misappropriation of public funds. The Financial Services Agency (FSA) stepped up inspections of financial institutions. That agency is now overseen by the newly established ministerial post of Special Minister for Financial Services, which is independent of the Ministry of Finance. The Minister for Fiscal & Economic Reform aggressively pursued the introduction of taxation and accounting reforms.

     However, the pace and scope of Koizumi's efforts have been disappointing, slowed by bureaucratic inertia and a worse-than-anticipated economy worldwide. The business environment for many global industries, such as electronics, telecommunications, and consumer goods, continued to deteriorate as the year progressed. Terrorist attacks in the U.S. on September 11 also caused global business disruptions. The Federal Reserve underscored the seriousness of the risk to the global economy, cutting U.S. interest rates nine times through October (and a tenth time shortly after the period's end). At 2.0%, the U.S. federal funds rate stands at its lowest level since 1961.

     *********************************************************************

                            The economic outlook in
                                Japan moved from
                              weak-but-recovering
                           to weak-and-getting-worse.

     *********************************************************************

     The economic outlook in Japan moved from weak-but-recovering to weak-and-getting-worse. The most recent economic growth estimates released by the Bank of Japan showed an estimated decline of 0.9% to 1.2% in GDP for fiscal 2001. Unemployment rose to a new high of 5.3% in September, while deflation has persisted for a record 24 months--a phenomenon not seen in a developed country since World War II. The Japanese market, which has underperformed the other major markets for much of the last 12 years, reacted poorly to this trend.

     As the economy struggled, political support for tough reforms (which would cause further hardship in the short term) waned. The Koizumi government has not lost sight of its four pillars of change--financial reform, political reform, social reform, and corporate restructuring--but vocal opposition has made implementation of the more aggressive and farsighted reforms significantly more difficult.

EARNINGS AND MARKETS
--------------------
     The anxious economic environment clearly took a toll on Japan's businesses and stock market, as corporate earnings declined across the board. This was especially true of technology stocks. After a very strong, if not a record breaking, earnings year through March 2001, many of these companies announced confident earnings forecasts. However, as the year progressed, the sector was faced with dwindling demand and reduced capital expenditure plans. It was forced to revise earnings forecasts downward, often into losses. In this deteriorating market environment, stocks in the utilities, health care, and consumer financials sectors outperformed because their stable business models are relatively unaffected by shifts in economic fortune. Meanwhile, technology, banking, and telecommunications languished.

     Starting in about mid-September, however, global investors found at least a few reasons for optimism. These included interest rate cuts around the world, increased government expenditure, lower stock valuations, improvements in inventories and production capacity, and falling energy prices. When investors looked to future growth prospects, major markets rebounded around the world, and the Japanese market was no different.

     During the six months under review, the yen appreciated just under 1% against the U.S. dollar, but for the year depreciated about 11%. The decline resulted in foreign exchange gains for Japanese exporters, including auto, technology, and globally focused pharmaceuticals. However, a falling yen reduces the value of Japanese securities for U.S. dollar-based investors.

UPDATE ON NEW MARKETS
---------------------
     Japan continued to develop its small- and mid-cap markets over the past year. The desire of young or lesser-known companies to come to the market remains high in Japan's fast-changing business environment. There have so far been 130 initial public offerings (IPOs) in 2001, after 107 in 1999 and 203 in 2000. The long-established over the counter (OTC) market remains the most desirable for IPO candidates and had 900 companies listed at the end of October.

     The somewhat liberal listing requirements of the TSE Mothers market have saddled it with a set of newborn companies lacking profits and liquidity. Nasdaq Japan's more stringent four-tiered listing requirement has attracted better-quality companies, which in turn has garnered greater investor interest and more funds. While both markets are relatively small, other regional stock markets have not stood still. The Sapporo Stock Exchange (SSE) recently launched the SSE Ambitious Market, and the Nagoya Stock Exchange (NSE) launched the NSE Centrex. This hum of activity is creating important opportunities and avenues for growth among companies of all sizes that are making the necessary adjustments to be more competitive in the current business environment.

PORTFOLIO STRATEGY
------------------
     Technology stocks, including those involved in PCs, semiconductors, mobile telephony, and consumer electronics, were among the hardest hit during recent market weakness, along with telecommunications and the troubled banking sector. In this environment, we continued to review our positions in an effort to reduce risk. We trimmed the portfolio from 61 stocks to 54 at the end of October. The most notable shifts in strategy were to drastically reduce technology holdings in the summer and, later, to opportunistically add positions in oversold quality companies.


The Following table was depicted as a pie chart in the printed material.


INDUSTRY DIVERSIFICATION
------------------------

Information Technology        15%
Telecom Services               7%
Other and Reserves            10%
Consumer Staples               5%
Consumer Discretionary        27%
Financials                    20%
Health Care                    6%
Industrials                   10%



     We grew increasingly wary of technology stocks during the period. Most industry analysts and tech firms themselves incorrectly assumed that the market corrections in 2000 and early 2001 had brought valuations back to reasonable levels and that a new multiyear demand cycle was on the horizon. But as the economy worsened, a clear mismatch between capacity utilization levels and end demand raised our alarm. We cut our technology exposure by over 35% at the end of May and continued trimming throughout the summer. We reduced numerous positions and eliminated holdings in TOKYO ELECTRON, SHARP, NEC, FUJITSU, and KYOCERA, among others.

     We retained a consolidated core group of what we consider to be the best quality technology stocks. We hold CANON, which is focused on copiers, printers, cameras, and semiconductor production equipment. It is a solidly managed
Japanese company that has consistently earned above its cost of capital. In copiers, the switch from analog to digital has underpinned growth. Canon has also benefited from problems at Xerox. Behind Canon's profitability is a steady consumables business--with high margins being made on items such as ink cartridges and toner. As a beneficiary of the weaker yen, Canon can maintain profitability in the tougher economic environment.

     We also hold ROHM, which has expressed confidence that its diversified and specialized product base and highly competitive technological advantages will see it through this difficult period. SHIN-ETSU CHEMICAL, a top semiconductor silicon producer, was a strong holding. The firm is a leader in technology and production efficiencies. Although its sales were down from last year, they held up significantly better than the industry average.


FUNDS AND GAMES
---------------
     In the financial sector, leading broker NOMURA SECURITIES performed well after announcing better than expected earnings. Japan's parliament has agreed to the introduction of 401(k)-type pensions, which have the potential to boost Nomura's mutual fund business. In addition, real estate investment trusts (REITs) were recently granted permission to sell shares to the public, and MITSUI FUDOSAN, one of Japan's largest real estate companies, rose in anticipation of its role in this market.


     Your fund remained significantly underweighted in banks, holding only SUMITOMO MITSUI BANK, MIZUHO, and UFJ. Bad debts remained an overriding concern. Results for the year ended March 31 revealed that bad debt levels had remained constant or risen, despite write- offs totaling nearly 6 trillion yen during the last fiscal year. The banks recovered some ground in the late summer when the government disclosed measures to deal with nonperforming loans. The government also announced a stock purchase organization to buy banks' shareholdings in other Japanese companies through the Resolution and Collection Corporation
(RCC). However, the laws under which the RCC operates are still too restrictive and the absolute amount of funding required still undetermined.

     Consumer electronics companies achieved a high profile during the period, as new computer game consoles from Nintendo and Microsoft (GameCube, Xbox) will be launched in November. SONY also sold more than 10 million units of its PlayStation 2 last year and expects to double the number this year. Yet the sector declined as investors grew concerned about competitive pressures and a falloff in demand after September 11. We felt these concerns were overblown, and purchased NINTENDo on recent weakness.

     *********************************************************************

                          We think that opportunities
                          may arise as hardship forces
                        more businesses to make changes.

     *********************************************************************

     As in the case of Nintendo, we spent some time during the period looking for opportunities to purchase what we considered to be high-quality companies at overly depressed prices. In addition, as the economy continues to drift in the coming months, we anticipate that the domestic retail sector will fare relatively well. We established positions in MARUi, a Tokyo-based department store operator, and ITO-YOKADO, a regional general merchandise store operator (and parent company to Seven-Eleven Japan).

OUTLOOK
-------
     The severity and duration of Japan's economic weakness suggests that the country has moved out of the realm of recent Western economic experience. It is also increasingly apparent that there are relatively few orthodox policy tools available to the authorities to combat the severe problems that Japan faces. The Bank of Japan itself seems to be throwing up its hands in forecasting continued economic weakness and a persistent deflationary environment over the next 18 months. This fact may help give Koizumi's government a trigger to pursue reforms more aggressively. Furthermore, economic pressures seem increasingly to be forcing corporations to make changes independent of government action.

     We think that attractive investment opportunities may arise as hardship forces more businesses to make changes. Your fund has concentrated in world-class Japanese businesses and dominant domestic niche players that have not been greatly encumbered by Japan's structural impediments or historically inefficient business practices. As the government's reforms are introduced, we will be watching for new investment opportunities.

     Valuations will likely reflect current uncertainties as markets complete their adjustments through the period of recession ahead of us. We anticipate that the best companies will further emphasize fundamentals and maintain respect for sustainable earnings and strong management. As always, we will focus on identifying, researching, and tracking such companies.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.

November 23, 2001

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                  Percent of
                                                                  Net Assets
                                                                    10/31/01
----------------------------------------------------------------------------
NTT DoCoMo                                                             5.1%
Aiful                                                                  4.5
Yakult Honsha                                                          3.6
Honda Motor                                                            3.4
Canon                                                                  3.3
 ............................................................................
Nissan Motor                                                           3.3
Yamaha Motor                                                           2.9
Takeda Chemical Industries                                             2.8
Goldcrest                                                              2.8
Sumitomo Mitsui Bank                                                   2.5
 ............................................................................
Fast Retailing                                                         2.4
Nomura Securities                                                      2.4
Matsui Securities                                                      2.4
Secom                                                                  2.2
Marui                                                                  2.2
 ............................................................................
Sumitomo Rubber Industries                                             2.2
Seven-Eleven Japan                                                     1.9
Ito-Yokado                                                             1.8
Murata Manufacturing                                                   1.8
Tomen Electronics                                                      1.7
 ............................................................................
Nippon Telegraph & Telephone                                           1.7
Nissho Electronics                                                     1.7
Mitsubishi                                                             1.7
Mizuho                                                                 1.6
Fanuc                                                                  1.5
 ............................................................................
Total                                                                 63.4%

Note: Table excludes reserves.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


JAPAN FUND
----------
                    TSE First           Lipper Japanese
                  Section Index          Funds Average          Japan Fund
                  -------------          -------------          ----------
12/30/91               10000                 10000                 10000
10/31/92                7560                  7818                  8580
10/31/93               10944                 10830                 11580
10/31/94               11901                 11984                 12652
10/31/95               10049                  9963                 11024
10/31/96                9925                  9863                 10589
10/31/97                7731                  7873                  9357
10/31/98                6471                  6809                  7889
10/31/99               10911                 12576                 15990
10/31/00                9202                 11050                 13653
10/31/01                6301                  7561                  8676



AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                         Since     Inception
Periods Ended 10/31/01     1 Year  3 Years  5 Years   Inception         Date
-----------------------------------------------------------------------------
Japan Fund                -36.45%    3.22%   -3.91%     -1.43%      12/30/91
 .............................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                               Year
                              Ended
                           10/31/01   10/31/00   10/31/99   10/31/98   10/31/97
NET ASSET VALUE
Beginning of period        $  11.59   $  13.62   $   6.72   $   7.97   $   9.02
Investment activities
Net investment
income (loss)                 (0.04)     (0.06)     (0.02)     (0.03)     (0.03)
Net realized and
unrealized gain (loss)        (3.77)     (1.92)      6.92      (1.22)     (1.02)
Total from
investment activities         (3.81)     (1.98)      6.90      (1.25)     (1.05)
Distributions
Net realized gain             (1.20)     (0.05)          -          -          -
NET ASSET VALUE
End of period              $   6.58   $  11.59   $  13.62   $   6.72   $   7.97

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*               (36.45)%  (14.61)%   102.68%    (15.68)%    (11.64)%
Ratio of total expenses
to average net assets         1.25%     1.09%      1.14%      1.32%      1.24%
Ratio of net investment
income (loss) to average
net assets                   (0.43)%   (0.38)%    (0.27)%    (0.37)%    (0.39)%
Portfolio turnover rate      45.8%      59.5%      58.8%      66.9%      32.3%
Net assets, end of period
(in thousands)             $ 146,406  $ 309,686  $ 513,739  $ 150,949  $ 170,830

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                       October 31, 2001
                                                     Shares       Value
                                                         In thousands
JAPAN  92.4%
COMMON STOCKS  92.4%
HEALTH CARE  5.5%
Banyu Pharmaceutical                                 103,000   $   2,000
-------------------------------------------------------------------------
Fujisawa Pharmaceutical                               85,000       2,039
-------------------------------------------------------------------------
Takeda Chemical Industries                            84,000       4,065
-------------------------------------------------------------------------
Total Health Care                                                  8,104

MATERIALS  1.7%
Kaneka                                               213,000       1,476
-------------------------------------------------------------------------
Shin-Etsu Chemical                                    31,000       1,019
-------------------------------------------------------------------------
Total Materials                                                    2,495

UTILITIES  1.5%
Tokyo Electric Power                                  85,000       2,109
-------------------------------------------------------------------------
Total Utilities                                                    2,109
-------------------------------------------------------------------------

CONSUMER DISCRETIONARY  27.4%
Fast Retailing                                        30,000       3,489
-------------------------------------------------------------------------
Fuji Photo Film                                       60,000       1,978
-------------------------------------------------------------------------
Fuji Television Network                                  329       1,434
-------------------------------------------------------------------------
Honda Motor                                          140,000       5,015
-------------------------------------------------------------------------
Ito-Yokado                                            60,000       2,644
-------------------------------------------------------------------------
Japan Business Computer                               74,000       1,050
-------------------------------------------------------------------------
Marui                                                240,000       3,245
-------------------------------------------------------------------------
Matsushita Electric Industrial                       161,000       1,905
-------------------------------------------------------------------------
Nintendo                                              14,000       2,157
-------------------------------------------------------------------------

Nissan Motor                                       1,100,000       4,847
-------------------------------------------------------------------------
Sony                                                  38,700       1,462
-------------------------------------------------------------------------
Sumitomo Rubber Industries                           662,000       3,230
-------------------------------------------------------------------------
Toys "R" Us-Japan                                     87,000       2,144
-------------------------------------------------------------------------
Watami Food Service                                   50,000       1,145
-------------------------------------------------------------------------
Yamaha Motorss.                                      688,000       4,284
-------------------------------------------------------------------------
Total Consumer Discretionary                                      40,029
-------------------------------------------------------------------------

INDUSTRIALS  9.5%
Fanuc                                                 52,700   $   2,193
-------------------------------------------------------------------------
Koyo Seikoss.                                        466,000       1,776
-------------------------------------------------------------------------
Mitsubishi                                           320,000       2,449
-------------------------------------------------------------------------
Secom                                                 62,500       3,249
-------------------------------------------------------------------------
Sumitomo                                             307,000       1,794
-------------------------------------------------------------------------
Tomen Electronics                                     79,800       2,488
-------------------------------------------------------------------------
Total Industrials                                                 13,949

CONSUMER STAPLES  5.4%
Seven-Eleven Japan                                    63,000       2,740
-------------------------------------------------------------------------
Yakult Honsha                                        536,000       5,223
-------------------------------------------------------------------------
Total Consumer Staples                                             7,963

FINANCIALS  19.7%
Aiful                                                 84,550       6,624
-------------------------------------------------------------------------
Daiwa Securities                                      33,000         215
-------------------------------------------------------------------------
e-LUX *                                              553,000         740
-------------------------------------------------------------------------
Goldcrestss.                                          71,800       4,054
-------------------------------------------------------------------------
Joint                                                 19,900         747
-------------------------------------------------------------------------
Matsui Securities *ss.                               250,000       3,448
-------------------------------------------------------------------------

Mitsui Fudosan                                       135,000       1,369
-------------------------------------------------------------------------
Mizuho                                                   757       2,286
-------------------------------------------------------------------------
Nomura Securities                                    265,000       3,482
-------------------------------------------------------------------------
Sumitomo Mitsui Bank                                 597,000       3,688
-------------------------------------------------------------------------
UFJ *ss.                                                 490       2,183
-------------------------------------------------------------------------
Total Financials                                                  28,836

INFORMATION TECHNOLOGY  14.9%
Canon                                                167,000       4,851
-------------------------------------------------------------------------
Internet Initiative ADR (USD) *ss.                    92,576         462
-------------------------------------------------------------------------
Konami                                                45,000       1,399
-------------------------------------------------------------------------
Matsushita Communication Industrial                   26,000         730
-------------------------------------------------------------------------
Moritex                                              125,000       1,386
-------------------------------------------------------------------------
Murata Manufacturing                                  41,500       2,601
-------------------------------------------------------------------------
Nidecss.                                              31,900       1,244
-------------------------------------------------------------------------
Nissho Electronics                                   139,000   $   2,450
-------------------------------------------------------------------------
Rohm                                                  17,700       1,882
-------------------------------------------------------------------------
Toshiba                                              345,000       1,275
-------------------------------------------------------------------------
Toyo Informationss.                                   52,000       1,396
-------------------------------------------------------------------------
Trend Micross.                                       100,500       2,157
-------------------------------------------------------------------------
Total Information Technology                                      21,833

TELECOMMUNICATION SERVICES  6.8%
Nippon Telegraph & Telephone                             601       2,472
-------------------------------------------------------------------------
NTT DoCoMo                                               556       7,531
-------------------------------------------------------------------------
Total Telecommunication Services                                  10,003
-------------------------------------------------------------------------
Total Japan (Cost $165,123)                                      135,321

SHORT-TERM INVESTMENTS  9.3%

MONEY MARKET FUNDS  9.3%
T. Rowe Price Reserve Investment Fund, 3.07% #    13,587,241      13,587
Total Short-Term Investments (Cost $13,587)                       13,587

Total Investments in Securities
101.7% of Net Assets (Cost $178,710)                          $ 148,908

Other Assets Less Liabilities                                    (2,502)

NET ASSETS                                                    $ 146,406

     *  Non-income producing
     #  Seven-day yield
   ss.  All or portion of this security is on loan at October 31, 2001.
        See Note 2.
   ADR  American Depository Receipts
   USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                               October 31, 2001
STATEMENT OF ASSETS AND LIABILITIES                                In thousands

ASSETS

Investments in securities, at value (cost $178,710)               $   148,908
Securities lending collateral                                          11,453
Other assets                                                           10,536
Total assets                                                          170,897

LIABILITIES

Obligation to return securities lending collateral                     11,453
Other liabilities                                                      13,038
Total liabilities                                                      24,491

NET ASSETS                                                        $   146,406
Net Assets Consist of:
Undistributed net realized gain (loss)                            $   (34,935)
Net unrealized gain (loss)                                            (29,818)
Paid-in-capital applicable to 22,247,226 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    211,159

NET ASSETS                                                        $   146,406

NET ASSET VALUE PER SHARE                                         $      6.58

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                           In thousands
                                                                          Year
                                                                         Ended
                                                                      10/31/01
INVESTMENT INCOME (LOSS)

Income
  Dividend (net of foreign taxes of $176)                          $      999
  Interest                                                                588
  Securities lending                                                      138
  Total income                                                          1,725

Expenses
  Investment management                                                 1,727
  Shareholder servicing                                                   580
  Custody and accounting                                                  163
  Prospectus and shareholder reports                                       82
  Registration                                                             41
  Legal and audit                                                          16
  Proxy and annual meeting                                                  8
  Directors                                                                 7
  Miscellaneous                                                             5
  Total expenses                                                        2,629
Net investment income (loss)                                             (904)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
  Securities                                                          (34,869)
  Foreign currency transactions                                          (485)
  Net realized gain (loss)                                            (35,354)

Change in net unrealized gain (loss)
  Securities                                                          (58,132)
  Other assets and liabilities
  denominated in foreign currencies                                        10
  Change in net unrealized gain (loss)                                (58,122)

Net realized and unrealized gain (loss)                               (93,476)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (94,380)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                In thousands
                                                        Year
                                                       Ended
                                                    10/31/01          10/31/00
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                     $      (904)     $    (1,735)
Net realized gain (loss)                             (35,354)          69,666
Change in net unrealized gain (loss)                 (58,122)        (112,124)
Increase (decrease) in net assets
from operations                                      (94,380)         (44,193)

Distributions to shareholders
Net realized gain                                    (30,381)          (1,876)

Capital share transactions *
Shares sold                                          253,688          439,185
Distributions reinvested                              29,100            1,822
Shares redeemed                                     (321,307)        (598,991)
Increase (decrease) in net assets from capital
share transactions                                   (38,519)        (157,984)

NET ASSETS

Increase (decrease) during period                   (163,280)        (204,053)
Beginning of period                                  309,686          513,739
End of period                                    $   146,406      $   309,686

*Share information
Shares sold                                           29,964           31,432
Distributions reinvested                               2,893              125
Shares redeemed                                      (37,334)         (42,545)
Increase (decrease) in shares outstanding             (4,477)         (10,988)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                              October 31, 2001
NOTES TO FINANCIAL STATEMENTS
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located, or with primary operations, in Japan.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $11,186,000; aggregate collateral consisted of $11,453,000 in the securities lending collateral pool and U.S. government securities valued at $423,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $90,376,000 and $152,457,000, respectively, for the year ended October 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $34,916,000 of capital loss carryforwards, all of which expire in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.



        Undistributed net investment income                    $      904,000
        Undistributed net realized gain                               280,000
        Paid-in-capital                                            (1,184,000)

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $178,710,000. Net unrealized loss aggregated $29,802,000 at period end, of which $9,000,000 related to appreciated investments and $38,802,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $108,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $536,000 for the year ended October 31, 2001, of which $51,000 was payable at period end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $23,000 of Spectrum expenses, $4,000 of which was payable at period-end. At October 31, 2001, approximately 2.4% of the outstanding shares of the fund were held by Spectrum International.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $585,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Japan Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 19, 2001

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund's distributions to shareholders included:

o    $21,520,000 from short-term capital gains,
o $8,861,000 from long-term capital gains, subject to the 20% rate gains category.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
ANNUAL MEETING RESULTS

     The T. Rowe Price Japan Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund. The results of voting were as follows (by number of shares):

M. David Testa
 Affirmative:           581,220,102.290
 Withhold:               11,328,972.642
 Total:                 592,549,074.932

Martin G. Wade
 Affirmative:           581,186,287.707
 Withhold:               11,362,787.225
 Total:                 592,549,074.932

Calvin W. Burnett
 Affirmative:           579,988,748.447
 Withhold:               12,560,326.485
 Total:                 592,549,074.932

Anthony W. Deering
 Affirmative:           580,812,278.605
 Withhold:               11,736,796.327
 Total:                 592,549,074.932

Donald W. Dick, Jr.
 Affirmative:           581,515,923.630
 Withhold:               11,033,151.302
 Total:                 592,549,074.932

David K. Fagin
 Affirmative:           581,364,436.901
 Withhold:               11,184,638.031
 Total:                 592,549,074.932

F. Pierce Linaweaver
 Affirmative:           580,579,834.781
 Withhold:               11,969,240.151
 Total:                 592,549,074.932

Hanne M. Merriman
 Affirmative:           580,790,218.108
 Withhold:               11,758,856.824
 Total:                 592,549,074.932

John G. Schreiber
 Affirmative:           580,818,909.284
 Withhold:               11,730,165.648
 Total:                 592,549,074.932

Hubert D. Vos
 Affirmative:           580,468,483.076
 Withhold:               12,080,591.856
 Total:                 592,549,074.932

Paul M. Wythes
 Affirmative:           580,672,445.843
 Withhold:               11,876,629.089
 Total:                 592,549,074.932

For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or  visit  our Web  site at
www.troweprice.com/investorcenters

Baltimore  Area
Downtown
105 East  Lombard  Street

Owings  Mills
Three  Financial  Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado  Springs
2260  Briargate  Parkway

Los Angeles Area
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

New Jersey/New  York Area
51 JFK  Parkway,  1st Floor
Short  Hills,  New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.     F62-050  10/31/01  M